UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2016

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

10 Chemin de Blandonnet
1214 Vernier, Geneva
Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: + 41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction А.2. below):

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐Pre-commencement communications pursuant to Rule 13е-4(с) under the Exchange Act (17 CFR 240.1 3е-4(с))

Item 1.01. Entry into a Material Definitive Agreement.

On November 21, 2016, Transocean Ltd., a Swiss corporation (“Transocean”), Transocean Partners LLC, a Marshall Islands limited liability company (“Transocean Partners”), Transocean Partners Holdings Limited, a Cayman Islands exempted company and an indirect, wholly owned subsidiary of Transocean (“Transocean Holdings”) and TPHL Holdings LLC, a Marshall Islands limited liability company and a direct, wholly owned subsidiary of Transocean Holdings (“Merger Sub”) entered into an Amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of July 31, 2016 (the “Merger Agreement”), among Transocean, Transocean Partners, Transocean Holdings and Merger Sub, pursuant to which Merger Sub will merge with and into Transocean Partners (the “Merger”), with Transocean Partners surviving the Merger as an indirect, wholly owned subsidiary of Transocean.  The Amendment increased the exchange ratio from 1.1427 Transocean shares for each Transocean Partners common unit not owned by Transocean or its subsidiaries to 1.2000 Transocean shares.

A copy of the Amendment is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

A copy of the press release announcing the Amendment is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements regarding the proposed transaction, including its effects, benefits and costs savings, opinions, forecasts, projections, expected timetable for completion, expected distribution and any other statements regarding Transocean’s and Transocean Partners’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws. We can give no assurance that such expectations will prove to have been correct. These statements are subject to risks, uncertainties and assumptions including, among other things, satisfaction of the closing conditions to the merger, the risk that the contemplated merger does not occur, negative effects from the pendency of the merger, the ability to realize expected cost savings and benefits, failure to obtain the required vote of the Transocean Partners’ common unitholders, the timing to consummate the proposed transaction, the adequacy of and access to sources of liquidity, Transocean’s and Transocean Partners’ inability to obtain drilling contracts for rigs that do not have contracts, Transocean’s and Transocean Partners’ inability to renew drilling contracts at comparable dayrates, operational performance, the impact of regulatory changes, the cancellation of drilling contracts currently included in each company’s reported contract backlog, and other risk factors that are discussed in Transocean Partners’ and Transocean’s most recent Annual Report on Form 10-Ks, as well as its other filings with the SEC available at the SEC’s Internet site (www.sec.gov). Actual results may differ materially from those expected, estimated or projected.  Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any of them in light of new information, future events or otherwise.

Additional Information

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC REGARDING THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY

BECAUSE THEY CONTAIN IMPORTANT INFORMATION. These documents contain important information about the proposed transaction that should be read carefully before any decision is made with respect to the proposed transaction. Investors may obtain free copies of these documents and other documents filed with the SEC by Transocean Partners and Transocean through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Transocean are available free of charge on Transocean’s internet website at: www.deepwater.com. Copies of the documents filed with the SEC by Transocean Partners are available free of charge on the Transocean Partners’ internet website at: www.transoceanpartners.com. You may also read and copy any reports, statements and other information filed by Transocean and Transocean Partners with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

Participants in Solicitation

Transocean, Transocean Partners, their respective directors and certain of their respective executive officers may be considered, under SEC rules, participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Transocean is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 25, 2016, its proxy statement for its 2016 annual general meeting of shareholders, which was filed with the SEC on March 18, 2016. Information about the directors and executive officers of Transocean Partners is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 25, 2016, and its proxy statement for its 2016 annual meeting of unitholders, which was filed with the SEC on March 17, 2016, and in the joint proxy statement/prospectus, which was filed with the SEC on October 6, 2016. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials that may be filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description
2.1	Amendment to Agreement and Plan of Merger among Transocean Ltd., Transocean Partners Holdings Limited, TPHL Holdings LLC and Transocean Partners LLC, dated November 21, 2016.

99.1	Press Release Announcing Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN PARTNERS LLC

Date: November 21, 2016	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person

Index to Exhibits

Irst Qu
Number	Description
2.1	Amendment to Agreement and Plan of Merger among Transocean Ltd., Transocean Partners Holdings Limited, TPHL Holdings LLC and Transocean Partners LLC, dated November 21, 2016.
99.1	Press Release Announcing Amendment